                                                                   EXHIBIT 10.70

                            [364 DAY CREDIT FACILITY]

===============================================================================

              SECOND AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

                                  by and among

                       PIONEER NATURAL RESOURCES COMPANY,
                                  as BORROWER,

                                       and

                               NATIONSBANK, N.A.,
                            as ADMINISTRATIVE AGENT,

                                       and

                                   CIBC INC.,
                             as DOCUMENTATION AGENT,

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as DOCUMENTATION AGENT,

                                       and

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                              as SYNDICATION AGENT,

                         THE CO-AGENTS SIGNATORY HERETO,

                                       and

                       THE OTHER LENDERS SIGNATORY HERETO

                           Dated as of March 19, 1999

                              ---------------------

                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                        as LEAD ARRANGER and BOOK MANAGER



===============================================================================

              SECOND AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (herein called this "Amendment and Restatement"), is made as of March 19, 1999, by and among PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation (the "Borrower"), NATIONSBANK, N.A., as successor-by-merger to NationsBank of Texas, N.A., as Administrative Agent and Collateral Agent, CIBC INC., as Documentation Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as successor-in-interest to The Chase Manhattan Bank, as Syndication Agent, the "Co-Agents" party to the Credit Agreement (as herein defined), and the other Lenders from time to time parties to the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Managing Agents, the Collateral Agent and the Co-Agents have heretofore entered into a certain Amended and Restated Credit Facility Agreement - 364- Day Credit Facility, dated as of December 18, 1997, as previously amended (herein the "Credit Agreement"); and

         WHEREAS, the Borrower, the Lenders, the Managing Agents, the Collateral Agent and the Co-Agents now intend to amend and restate the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, each of the Borrower, the Lenders, the Managing Agents, the Collateral Agent and the Co-Agents hereby agree as follows:

         SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended and restated by the Amendment and Restatement.

         SECTION 2. Amendments to Credit Agreement. Effective as of Effective Date, the Credit Agreement is hereby amended and restated in its current form with the following amendments:

                  a. The definitions of "Amendment Fee Rate", "Applicable Rating Level", "Consolidated Interest Expense", "EBITDAX", "Eurodollar Margin" and "Facility Fee Rate" in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  " "Amendment Fee Rate" means 37.5 basis points."

                  " "Applicable Rating Level" means the level set forth below that corresponds to the lowest of ratings issued from time to time by Moody's and S&P, as applicable to Borrower's senior, unsecured long-term debt:

=========================================================
                              Moody's        S&P
---------------------------------------------------------
Level I                       >= Baa3      >= BBB-
---------------------------------------------------------
Level II                         Ba1          BB+
---------------------------------------------------------
Level III                        Ba2          BB
---------------------------------------------------------
Level IV                      <= Ba3       <= BB-
=========================================================

         For example, if the Moody's rating is Ba1 and the S&P rating is BB, Level III shall apply.

                  For purposes of the foregoing, (i) ">=" means a rating more favorable than or equal to; "<=" means a rating less favorable than or equal to; (ii) if ratings for Borrower's senior unsecured long-term debt shall not be available from S&P or Moody's, Level IV shall be deemed applicable; (iii) if any of the Rating Agencies shall change its ratings nomenclature prior to the date all Obligations have been paid and the Commitments canceled, Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such change, and pending such amendment, if an appropriate Applicable Rating Level is otherwise not determinable based upon the foregoing grid, the last Applicable Rating Level in effect at the time of such change shall continue to apply."

                  " "Consolidated Interest Expense" means, for any period, total interest expense, whether paid or accrued, of Borrower and its Subsidiaries on a Consolidated basis, including, without limitation, all commissions, discounts and other fees and charges owed with respect to Letters of Credit (as defined in the Primary Credit Facility)."

                  " "EBITDAX" means, for any period the sum of the amounts for such period of Consolidated net income (excluding gains and losses on the sale of assets), Consolidated Interest Expense, depreciation expense, depletion expense, amortization expense, federal and state income taxes, exploration and abandonment expense and other non-cash charges and expenses, all as determined on a Consolidated basis for Borrower and its Subsidiaries.

                  " "Eurodollar Margin" means, on any date, with respect to each Eurodollar Portion of a Revolving Loan, the sum of (i) the applicable Senior Debt Margin plus (ii) the number of basis points per annum set forth below based on the Applicable Rating Level:


               ==================================================
                      Applicable
                     Rating Level
                     ------------
               --------------------------------------------------
                        Level I                    150.0 b.p.
               --------------------------------------------------
                        Level II                   200.0 b.p.
               --------------------------------------------------
                        Level III                  225.0 b.p.
               --------------------------------------------------
                        Level IV                   250.0 b.p.
               ==================================================

         Changes in the Eurodollar Margin will occur automatically without prior notice upon the effectiveness of any change of the Applicable Rating Level. Administrative Agent will give notice promptly to Borrower and the Lenders of changes in the Eurodollar Margin."

         "       "Facility Fee Rate" means, on any date that a facility fee is due pursuant to Section 2.7, the number of basis points per annum set forth below based on the Applicable Rating Level on such date; provided, that notwithstanding the provisions of Section 2.7, the facility fee payable to each Lender at the Facility Fee Rate pursuant to Section 2.7 for any period shall be payable on the average daily unused amount (which amount shall include any outstanding Swing Line Advances or Competitive Bid Advances) of such Lender's Percentage Share of the Facility Amount for such period:

==========================================================
         Applicable                 Facility Fee Rate
        Rating Level                     Margin
----------------------------------------------------------
         Level I                        37.5 b.p.
----------------------------------------------------------
         Level II                       50.0 b.p.
----------------------------------------------------------
         Level III                      50.0 b.p.
----------------------------------------------------------
         Level IV                       50.0 b.p.
==========================================================

         Changes in the Facility Fee Rate will occur automatically without prior notice. Administrative Agent will give notice promptly to Borrower and the Lenders of changes in the Facility Fee Rate."

         b. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions of "Base Rate Margin", "Consolidated Tangible Net Worth", " Debt Issuance", "Engineering Report", "Initial Engineering Report", "Net Cash Proceeds", "Non-Recourse Debt", "Properties", "Properties NPV", "Properties NPV to Total Debt Ratio", "Public Notes", "Qualified Investments", "Security Documents", "Senior Debt", "Senior Debt Margin", "Senior Leverage Ratio", "Subordinated Debt" and "Total Leverage Ratio" in appropriate alphabetical order:

         "        "Base Rate Margin" means, on any date, with respect to each
         Base Rate Portion of a Revolving Loan, the sum of (i) the applicable Senior Debt Margin plus (ii) the greater of (A) the Eurodollar Margin less 125 basis points or (B) zero."

         "       "Consolidated Tangible Net Worth" means (i) the Consolidated shareholder's equity of Borrower and its Subsidiaries (determined in accordance with GAAP), less (ii) the amount of Consolidated intangible assets of Borrower and its Subsidiaries, plus (iii) the aggregate amount of any non-cash write downs under Financial Accounting Standards 19, 109 and 121, on a consolidated basis, by Borrower and its Subsidiaries after December 31, 1998."

                  " "Debt Issuance" means the sale or issuance after February 1, 1999, by Borrower or any Restricted Person of notes or other debt securities for cash pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), or to qualified institutional buyers in reliance on Rule 144A under the Act or pursuant to a transaction effected as private placement pursuant to an exemption to registration under the Act."

                  " "Engineering Report" means the Initial Engineering Report."

                  " "Initial Engineering Report" means that certain engineering report, delivered to the Administrative Agent on February 26, 1999 concerning the Properties."

                  " "Net Cash Proceeds" means the cash or cash equivalent proceeds received by the Borrower or any Restricted Person as a result of (i) an issuance of common stock, preferred stock or other equity of the Borrower or any Restricted Person, (ii) a Debt Issuance, or (iii) a sale of Property of Borrower or any Restricted Person, in each case after deducting all of the following, as applicable, (a) legal fees paid or reimbursed by Borrower or any Restricted Person and allocable to such transaction, (b) underwriters' discounts, initial purchasers' discounts, placement agent's fees, brokers' commissions and other discounts, commissions or fees incurred in connection with such transaction, to the extent paid or reimbursed by Borrower or any Restricted Person, (c) registration fees, printer's fees and other costs of sale paid or reimbursed by Borrower or any Restricted Person in connection with such transaction, and (d) any reserves maintained by Borrower or any Restricted Person for any closing cost adjustments or similar contingencies in connection with such transaction. Proceeds of any such transaction consisting of notes, stock, securities or other non-cash assets or property shall not be included as Net Cash Proceeds; provided, however, any cash or cash equivalents received as a result of the sale, pledge or transfer of any such note, stock, securities or other non-cash assets or property or as a payment on account of or otherwise realized on account of principal or capital of any note, stock, securities or other non-cash assets or property (but not dividends, interest or operating income in respect of any assets or property) shall be treated as cash or cash equivalent proceeds received by Borrower or a Restricted Person at the time such cash or cash equivalent is received by Borrower or any Restricted Person."

                  " "Properties" means, at the particular time in question, all material oil and gas properties and reserves (which properties and reserves shall be free of any Liens other than Permitted Liens) of the Borrower and the Subsidiaries at such time and that were evaluated in the Initial Engineering Report or, if applicable, the Engineering Report and other information most recently provided by Borrower pursuant to Section 5.1(b)(4)."

                  " "Properties NPV" means, at the particular time in question, the net present value of the Borrower's and the Subsidiaries' proved reserves included in the Properties set forth in the Engineering Report."

                  " "Properties NPV to Total Debt Ratio" means at any time the ratio of (a) the Properties NPV to (b) Borrower's Total Debt."

                  " "Public Notes" means each of the following: (i) Borrower's $150,000,000 8 7/8% Senior Notes due 2005, (ii) Borrower's $150,000,000
         8 1/4% Senior Notes due 2007, (iii) Borrower's $350,000,000 6.50%
         Senior Notes due 2008, (iv) Borrower's $250,000,000 7.20% Senior Notes due 2028, together with all guaranties thereof and all notes issued from time to time in replacement therefor and (v) any other publicly tradeable notes, bonds or debentures outstanding as of February 1, 1999, which notes, bonds or debentures by their terms require that they be secured equally and ratably with any collateral under this Agreement."

                  " "Qualified Investments" means (i) the purchase by Borrower or one of its Subsidiaries of Properties constituting proved reserves, or (ii) capital expenditures made by Borrower or one of its Subsidiaries to maintain, enhance or develop Properties constituting proved reserves owned by Borrower or one of its Subsidiaries."

                  " "Security Documents" means, collectively, the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement from the Borrower or any of its Subsidiaries as the case may be, granted to a Collateral Agent selected by the Administrative Agent and reasonably acceptable to Borrower to secure equally and ratably the Obligations and the Public Notes, substantially in the form attached hereto as Exhibit R with appropriate insertions (with any modifications necessary to comply with applicable state laws or filing requirements), and any and all further documents, financing statements, agreements and instruments which may be required under applicable law, or which the Agent may reasonably request, in order to satisfy the requirements of
         Section 5.1(n)."

                  " "Senior Debt" means Total Funded Debt of the Borrower and its Subsidiaries, other than Total Funded Debt that is Subordinated Debt."

                  " "Senior Debt Margin" means 25 basis points per annum.

                  " "Senior Leverage Ratio" means at any time the ratio of (a) Borrower's then Consolidated Senior Debt to (b) Borrower's EBITDAX; provided that for purposes of the foregoing calculation, EBITDAX for any Fiscal Quarter shall be deemed to be four times the EBITDAX for such Fiscal Quarter."

                  " "Subordinated Debt" means all unsecured Debt of the Borrower for money borrowed which is subordinated in right of payment to the payment of all Obligations, upon customary terms satisfactory to the Administrative Agent."

                  " "Total Leverage Ratio" means at any time the ratio of (a) Borrower's then Consolidated Total Funded Debt to (b) Borrower's EBITDAX; provided that for purposes of the foregoing calculation, EBITDAX for any Fiscal Quarter shall be deemed to be four times the EBITDAX for such Fiscal Quarter."

         c. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions of "Commitment Utilization", "Commitment Utilization Level" and "Commitment Utilization Margin" in their entirety.

         d. The definition of "Debt" in Section 1.1 of the Credit Agreement is hereby amended by adding the following to the end of clause (h) before the semicolon: "and the amount of deferred revenue attributable to any forward sale of production or Properties for which such Person has directly or indirectly received payment in advance."

         e. Section 4.1(h) of the Credit Agreement is hereby amended by inserting at the end of Section 4.1(h) the following sentence:

         "There are no statements or conclusions in the Engineering Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein, it being understood that (1) the Engineering Report is necessarily based upon professional opinions, estimates and projections and (2) Borrower does not warrant that such opinions, estimates and projections will ultimately prove to have been accurate."

         f. Section 5.1 of the Credit Agreement is hereby amended by inserting the following Section 5.1(n) after
                  Section 5.1(m) of the Credit Agreement:

         "        (n)      Springing Lien. In the event that any Event of
                  Default has occurred and is continuing without affecting in any way any other rights of the Lenders hereunder, the Administrative Agent, at the direction of the Required Lenders, may request that the Borrower, and the Borrower agrees to:

                           (i) duly execute and deliver to the Administrative
                  Agent (or such other Person designated by the Administrative Agent) the Security Documents and cause each such Security Document to be filed, registered and recorded, as the law may require or the Administrative Agent may request, in each jurisdiction where so required or requested, and deliver to the Administrative Agent an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration and recordation, in order to mortgage, assign, grant a security interest in and pledge to the Administrative Agent (or such other Person designated by the Administrative Agent), acting on behalf of the Lenders, all of the Borrower's and the Restricted Subsidiaries' right, title and interest in and to the Properties located in the United States, and the proceeds thereof, having a Properties NPV, as of the date of the Engineering Report, of 80% of the aggregate Properties NPV attributable to Properties located in the United States (the "Collateral") in such request, and to perfect and evidence the first priority of all such Security Documents (subject to liens and encumbrances permitted by the terms of such instruments); provided that the Borrower shall not, and shall not permit any of its Subsidiaries to, on or after the Effective Date enter into any amendment of any such contract or agreement, or enter into any other contract or agreement, that in either case would result in any additional such material consent, authorization or approval requirement; and

                           (ii) deliver to the Administrative Agent, within 30
                  days of such request for delivery of the Security Documents (or, if a Person other than the Administrative Agent is to act as collateral agent under the Security Documents, if later, within fifteen (15) days of the designation and acceptance by such Person of the collateral agency), evidence acceptable to the Administrative Agent, in its reasonable discretion, indicating that Security Documents covering 80% of the Properties NPV attributable to the Properties located in the United States have been executed, acknowledged, filed, registered and recorded, as the law may require or the Agent may request, in each jurisdiction where so required or requested.

         Borrower further agrees to execute, or cause its Subsidiaries to execute, any and all further documents, financing statements, agreements and instruments, and take all further actions (including filing Uniform Commercial Code financing statements), which may be required under applicable law, or which the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by this Section 5.1(n) and in order to grant, preserve, protect and perfect the validity and first priority of any security interests created pursuant to the Security Documents. Borrower will also provide and cause its Subsidiaries to provide at their own expense to the Administrative Agent such title records or opinions as may be in the files of Borrower or its Subsidiaries and operating agreements and other instruments and documents relating to the Properties covered by the Security Documents then in the possession of the Borrower or any Subsidiary as the Administrative Agent may reasonably request. At such time as no Event of Default is continuing upon request by Borrower to Administrative Agent, Administrative Agent shall advise the Collateral Agent, pursuant to the terms of the Security Documents, to terminate all Security Documents and release all Liens created thereby."

         g. Subsection 5.2(a)(5) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "        (5)      Debt, other than Debt otherwise permitted by another
                           subparagraph of this Section 5.2(a), which, at the time incurred, is (i) at prevailing market rates of interest and contains covenants and conditions and events of default no more onerous to Designated
                           Entities than the terms of this Agreement; provided, that no Default or Event of Default either (A) exists at the time of the issuance of such Debt and (B) will result from, and be continuing after, the incurrence of such Debt; provided further, that such Debt shall have a final maturity after August 7, 2002 and be on terms and conditions reasonably acceptable to the Administrative Agent."

         h. Section 5.2(e) of the Credit Agreement is amended and restated to read in its entirety as follows:

         "       (e)       Limitation on Dividends and Other Restricted
                           Payments. The Borrower will not and will not permit any of its Subsidiaries to pay or declare dividends
                           (other than stock dividends) on, or repurchase, the Borrower's capital stock in excess of $10,000,000 in the aggregate for all such payments and purchases in any Fiscal Year. Borrower will not, and will not permit any Restricted Subsidiary to, make any other
                           Restricted Payments in excess of $5,000,000 in the aggregate for all such Restricted Payments during any Fiscal Year; provided, however, that in the event that any Unrestricted Subsidiary of Borrower is redesignated to be a Restricted Subsidiary of Borrower for purposes of this Agreement, then for purposes of redetermining compliance with this Section, all Restricted Payments made to such Unrestricted Subsidiary shall be deducted from the aggregate total of all Restricted payments made during such Fiscal Year. No Restricted Payment may be made (1) if the Obligations shall exceed the Facility
                           Amount, (2) if any Default or Event of Default shall have occurred and be continuing, or (3) if as a result thereof, any Default or Event of Default shall occur and be continuing."

                           i. Subsection 5.2 of the Credit Agreement is amended
                  by adding the following Section 5.2(l).

         "       (l)       "The Borrower will not, and will not permit any of
                           its Subsidiaries to, sell, transfer, assign or otherwise convey any Property (other than to the Borrower or one of its Subsidiaries) to the extent the aggregate value of non-cash consideration for all sales, transfers, assignments and other conveyances of any Property (other than to the Borrower or one of its Subsidiaries) received on and after February 1, 1999 has exceeded or would exceed $25,000,000 in the aggregate. As used herein, the term "non-cash consideration" means any consideration given by or on behalf of the purchaser of Property other than cash, any cash equivalent or any other asset to the extent that at the time in question such other asset has been converted (by collection, sale or otherwise) into cash or any cash equivalent. The value of any such non-cash consideration shall be its fair market value at the time that the contract for such sale, transfer, assignment or other conveyance is entered into, which fair market value shall be determined (i) by reference to market quotations in the case of publicly traded securities or other consideration of the type which is subject to market quotations, (ii) if clause (i) is not applicable, by the value for such consideration set forth in such contract by the parties or (iii) if neither (i) or (ii) is applicable, by a resolution of the board of directors of the Borrower.

                           j. Section 5.3(a) of the Credit Agreement is hereby
                  amended and restated to read in its entirety as follows:

"        (a)     Senior Leverage Ratio. Borrower's Consolidated Senior
Leverage Ratio will not (i) as of last day of any Fiscal Quarter be greater than
5.75 to 1.0."

k. Section 5.3(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"        (b)     Total Leverage Ratio. Borrower's Consolidated Total
Leverage Ratio will not as of the last day of any Fiscal Quarter be greater than
5.75 to 1.00."

l. Section 5.3 of the Credit Agreement is hereby amended by inserting after Section 5.3(b) of the Credit Agreement the following Sections 5.3(c) and 5.3(d):

"        (c)     Minimum Consolidated Tangible Net Worth. Borrower will
not permit its Consolidated Tangible Net Worth as of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 1999, to be less than (i) $600,000,000 plus (ii) an amount equal to 50% of the sum of Borrower's and its Subsidiaries' Consolidated net income for each Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 1999, during which such Consolidated net income is greater than $0 plus (iii) an amount equal to 85% of the net cash proceeds received by the Borrower and its Subsidiaries from the issuance of any common stock, preferred stock or other equity for each Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 1999.

         (d) Properties NPV to Total Debt Ratio. Borrower's Properties NPV to Total Debt Ratio will not as of the end of any Fiscal Quarter ending either June 30th or December 31st, commencing with the Fiscal Quarter ending December 31, 1998, be less than 1.25 to 1.00."

m. The Credit Agreement is hereby amended by replacing Exhibit I to the Credit Agreement with Exhibit I to this Amendment and Restatement.

n. The Credit Agreement is hereby amended by replacing Exhibit J to the Credit Agreement with Exhibit J to this Amendment and Restatement.

o. The Credit Agreement is hereby amended by inserting Exhibit R to this Amendment and Restatement as Exhibit R to the Credit Agreement following Exhibit Q to the Credit Agreement.

p.               The Credit Agreement is hereby amended by replacing
         Schedule 1 to the Credit Agreement with Schedule 1 to this Amendment and Restatement.

q.               The Credit Agreement is hereby amended by replacing
         Schedule 3 to the Credit Agreement with Schedule 3 to this Amendment and Restatement.

r.               The Credit Agreement is hereby amended by replacing
         Schedule 4 to the Credit Agreement with Schedule 4 to this Amendment and Restatement.

s. Schedule 5 to the Credit Agreement is hereby amended by replacing Schedule 5 to the Credit Agreement with Schedule 5 to this Amendment and Restatement.

         SECTION 4. Representations and Warranties. To confirm each Lender's understanding concerning Borrower and its businesses, properties and obligations, and to induce the Managing Agents, the Collateral Agent, the Co-Agents and each Lender to enter into this Amendment and Restatement, the Borrower hereby reaffirms to the Managing Agents, the Collateral Agent, the Co-Agents and each Lender that, as of the date hereof, its representations and warranties contained in Section 4.1 of the Credit Agreement (as amended by this Amendment and Restatement) and in the other Loan Documents to which it is a party (except to the extent such representations and warranties relate solely to an earlier date) are true and correct and additionally represents and warrants as follows:

         A. The execution and delivery of this Amendment and Restatement and the performance by the Borrower and the Restricted Subsidiaries of their respective obligations under this Amendment and Restatement, the Credit Agreement and the other Loan Documents, as amended hereby, are within the Borrower's or such Restricted Subsidiaries' corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Borrower's or such Restricted Subsidiaries' charter or bylaws or partnership agreement or of any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Restricted Subsidiary.

         B. This Amendment and Restatement and the Credit Agreement as amended hereby are, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of the Borrower and each Restricted Subsidiary which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights generally and by general principles of equity.

         SECTION 5. Conditions to Effectiveness. The effectiveness of this Amendment and Restatement is conditioned upon receipt by the Administrative Agent of all the following documents and items, each in form and substance reasonably satisfactory to the Administrative Agent:

         A. this Amendment and Restatement executed by the Borrower and the Required Lenders.

         B.       Delivery of the Initial Engineering Report.

         C. Payment to Administrative Agent for the account of each Lender which executes and delivers a copy of this Amendment and Restatement to the Administrative Agent on or before March 19, 1999, of a non-refundable amendment fee payable to each such Lender determined by applying the Amendment Fee Rate to such Lender's Percentage Share of the Facility Amount as of the date of this Amendment and Restatement.

         D. Payment to Administrative Agent for the account of NationsBanc Montgomery Securities LLC, as sole arranger and book manager, a non-refundable advisory fee in the amount set forth in that certain Commitment/Fee Letter, dated February 4, 1999 between NationsBanc Montgomery Securities LLC and the Borrower.

         E. Delivery of favorable opinions of counsel for Borrower and the Restricted Subsidiaries, in form and substance acceptable to the Administrative Agent, in its sole discretion.

         F. Unless the Canadian Credit Facility shall have terminated, the Required Lenders (as defined in the Canadian Credit Facility) shall have consented to this Amendment, it being agreed by the parties hereto that such consent may require reductions in commitments and paydowns under the Canadian Credit Facility similar to the reductions and paydowns required by Sections 2.9(d), (e) and (f) of the Primary Credit Facility and to the extent permitted by Section 2.9(j) of the Primary Credit Facility.

         H. Such other documents or items that the Administrative Agent may reasonably request.

         SECTION 6. Reaffirmation of Credit Agreement. This Amendment and Restatement constitutes a "Loan Document" as defined in the Credit Agreement and shall be deemed to be an amendment and restatement of the Credit Agreement, and the Credit Agreement, as amended and restated hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement or the Credit Facility Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to this Amendment and Restatement.

         SECTION 7. Parties in Interest. All grants, covenants and agreements contained in this Amendment and Restatement shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Restricted Subsidiary may assign or transfer any of its rights or delegate any of its duties or obligations under this Amendment and Restatement or any Loan Document without the prior written consent of all Lenders.

         SECTION 8. Counterparts. This Amendment and Restatement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment and Restatement.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT AND RESTATEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. CHAPTER 15 OF TEXAS REVISED CIVIL STATUTES ANNOTATED ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) DOES NOT APPLY TO THIS AMENDMENT AND RESTATEMENT OR TO THE NOTES.

         SECTION 10. Severability. If any term or provision of this Amendment and Restatement or of any Loan Document shall be determined to be illegal or unenforceable in any jurisdiction, such term or provision shall, as to such jurisdiction, be illegal or unenforceable, without affecting the remaining terms or provisions in that jurisdiction or the legality or enforceability of such terms or provisions in any other jurisdiction.

         SECTION 11. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES. EACH OF THE BORROWER, AGENTS AND LENDERS HEREBY (I) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND RESTATEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         SECTION 12. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT AND RESTATEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE

OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED IN THE FEDERAL OR STATE COURTS OF TEXAS, EACH RESTRICTED SUBSIDIARY OF THE BORROWER HEREBY IRREVOCABLY DESIGNATES BORROWER WITH OFFICES ON THE DATE HEREOF AT 1400 WILLIAMS SQUARE WEST, 5205 NORTH O'CONNOR BOULEVARD, IRVING, TEXAS 75039 TO RECEIVE FOR AND ON BEHALF OF SUCH RESTRICTED SUBSIDIARY, SERVICE OF PROCESS IN TEXAS. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND RESTATEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 13. Effectiveness. This Amendment and Restatement shall become effective as of March 19, 1999 ("Effective Date"), when counterparts hereof executed on behalf of the Borrower and the Required Lenders (or notice thereof satisfactory to the Agent) shall have been received by the Administrative Agent, and all conditions set forth in Section 4 hereof have been fulfilled.

         SECTION 14. Entire Agreement. THIS WRITTEN AMENDMENT AND RESTATEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, this Amendment and Restatement is executed as of the date first written above.


                              BORROWER:

                              PIONEER NATURAL RESOURCES
                              COMPANY

                              By:
                                 ---------------------------------------------
                              Name:    M. Garrett Smith
                              Title:   Executive Vice President and Chief
                                       Financial Officer

                              LENDERS:

                              NATIONSBANK, N.A., successor-by-merger
                              to NationsBank of Texas, N.A., individually and as Administrative Agent and as Collateral Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              CIBC INC., individually and as
                              Documentation Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK, individually
                              and as Documentation Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              CHASE BANK OF TEXAS, NATIONAL
                              ASSOCIATION, as successor-in-interest to
                              The Chase Manhattan Bank, individually and as Syndication Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                   [SIGNATURE PAGE S-6 INTENTIONALLY OMITTED]

                              THE BANK OF NEW YORK, individually
                              and as Co-Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              THE BANK OF NOVA SCOTIA,
                              individually and as Co-Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              ROYAL BANK OF CANADA, individually
                              and as Co-Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              UNION BANK OF CALIFORNIA, N.A.,
                              individually and as Co-Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              WELLS FARGO BANK, N.A.,
                              individually and as Co-Agent

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              BANK ONE, TEXAS, N.A., individually

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              DEN NORSKE BANK ASA, individually
                              and as Lead Manager

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              PARIBAS, individually and as Lead Manager

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              FIRST UNION NATIONAL BANK,
                              individually and as Lead Manager

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              BANKERS TRUST COMPANY, as a
                              Lender

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              CREDIT AGRICOLE INDOSUEZ, as a
                              Lender

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              NATEXIS BANQUE, as a Lender


                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              TORONTO DOMINION (TEXAS), INC.,
                              as a Lender

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                                    Exhibit I

               Organization Chart of Borrower and its Subsidiaries





                               Exhibit I - Page 1

                                    Exhibit J

                    Form of Designated Officer's Certificate

         Reference is made to (i) the Primary Credit Facility pursuant to that certain Second Amended and Restated Credit Facility Agreement dated as of March 19, 1999, by and among Borrower, NationsBank, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, Chase Bank of Texas, National Association, as successor-in-interest to The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Primary Credit Agreement") and (ii) the 364 Day Credit Facility pursuant to that certain Second Amended and Restated Credit Facility Agreement dated as of March 19, 1999, by and among Borrower, NationsBank, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, Chase Bank of Texas, National Association, as successor-in-interest to The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "364 Day Credit Agreement" and, together with the Primary Credit Facility, the "Credit Agreements"). Terms which are defined in the Credit Agreements and which are used but not defined herein are used herein with the meanings given them in the Credit Agreements.

         This Certificate is furnished pursuant to Section 5.1(b)(2) of the Credit Agreements. Together herewith the Borrower is furnishing to Managing Agents, the Co-Agents and each Lender the Borrower's [FINANCIAL STATEMENTS] (the "Financial Statements") as of (the "Reporting Date"). The Borrower hereby represents, warrants, and acknowledges to Agents and each Lender that:

         (a) the Designated Officer of the Borrower signing this instrument is a duly elected, qualified and acting officer of the Borrower;

         (b) the Financial Statements are accurate and complete and satisfy the requirements of the Credit Agreements;

         (c) attached as Schedule I hereto is a schedule of calculations showing compliance (or noncompliance, as the case may be) as of the Reporting Date with the requirements of Sections 5.2(e) and 5.3 of the Credit Agreements; and

         (d) on the Reporting Date, the Borrower was, and on the date hereof the Borrower is, in full compliance with the disclosure requirements of Section 5.1(d) of the Credit Agreements, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this Certificate [except for Default(s) under Section(s) of the Credit Agreements, which [is/are] more fully described on a schedule attached hereto].




                               Exhibit J - Page 1

         The Designated Officer of the Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of the Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

                              PIONEER NATURAL RESOURCES
                              COMPANY

                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              Date:
                                 ----------------------------------------------





                               Exhibit J - Page 2

                                   Schedule I

==========================================================================================================

COMPLIANCE WITH COVENANTS AS OF              . ($ in 000's)
                                -------------
==========================================================================================================

A.     SENIOR LEVERAGE RATIO
                                                                                              ============
                      Minimum ratio allowed                       : 1
                                                              ===========
B.     TOTAL LEVERAGE RATIO
                                                                                              ============
                      Minimum ratio allowed                       : 1
                                                              ===========
C.     CONSOLIDATED TANGIBLE NET WORTH
                                                                                              ============
                      Minimum allowed
                                                              ===========
[D.    PROPERTIES NPV TO TOTAL DEBT RATIO
                                                                                              ============
                      Minimum ratio allowed                       : 1      ](1)
                                                              ===========

E.     RESTRICTED PAYMENTS DURING PRECEDING FISCAL QUARTER
                                                                                              ============

==========================================================================================================

COMPUTATION OF FINANCIAL REQUIREMENTS AND RATIOS AS OF
                                                       -----------
==========================================================================================================

A.       SENIOR LEVERAGE RATIO (Section 5.3(a)) ($ in 000's)

               (i)    SENIOR DEBT:

                      (a)       Consolidated Total Debt:       $
                                                                -----------

                      (b)       Less Subordinated Debt:                 $
                                                                         ------------

                      SENIOR DEBT:                                                         $


                                                                                            -----------


-----------------------

(1) Properties NPV to Total Debt Ratio only calculated for Fiscal Quarters ending June 30th and December 31st of each Fiscal Year



                               Exhibit J - Page 3

               (ii)   EBITDAX                                                              $
                                                                                            ===========

         SENIOR LEVERAGE RATIO ((i)(ii))
                                                                                            ===========
                      Minimum ratio allowed                        :1
                                                              ===========

B.       TOTAL LEVERAGE RATIO (Section 5.3(B)) ($ in 000's)

               (i)    CONSOLIDATED TOTAL DEBT :                                            $
                                                                                            -----------

              (ii)    EBITDAX                                                              $
                                                                                            ===========
         TOTAL LEVERAGE RATIO ((i)(ii))
                                                                                            ===========
                      Minimum ratio allowed                        :1
                                                              ===========

C.       CONSOLIDATED TANGIBLE NET WORTH (Section 5.3(c)) ($ in 000's)

         CONSOLIDATED TANGIBLE NET WORTH

               (i)    Consolidated shareholder's equity of Borrower
                      and its Subsidiaries                                                 $
                                                                                            -----------

              (ii)    Less Consolidated intangible assets of Borrower
                      and its Subsidiaries                                                 $
                                                                                            -----------

             (iii)    Plus aggregate amount of any non-cash write downs,
                      on a consolidated basis, by Borrower and its Subsidiaries            $
                                                                                            -----------

              (iv)    Plus 50% of the sum of Borrower's and its Subsidiaries
                      Consolidated net income for each Fiscal Quarter beginning
                      with the fiscal quarter ending March 31, 1999                        $
                                                                                            -----------

              (iv)    Plus 85% of the net cash proceeds received by the Borrower and its Subsidiaries from the issuance of any common
                      stock, preferred stock or other equity for each Fiscal
                      Quarter beginning
                      with the Fiscal Quarter ending March 31, 1999.                       $
                                                                                            -----------

                      CONSOLIDATED TANGIBLE NET WORTH                                      $
                                                                                            ===========
                      Minimum allowed
                                                              ===========

[D.      PROPERTIES NPV TO TOTAL DEBT RATIO
                                                                                            ===========

               (i)    PROPERTIES NPV                                                       $
                                                                                            -----------

              (ii)    TOTAL DEBT                                                           $
                                                                                            ===========

         PROPERTIES TO TOTAL DEBT RATIO ((i)(ii))
                                                                                            ===========

                      Minimum ratio allowed                        :1     ](2)
                                                              ===========








-------------------

(2) Properties NPV to Total Debt Ratio only calculated for Fiscal Quarters ending June 30th and December 31st of each Fiscal Year






                               Exhibit J - Page 4

                                   Exhibit R

                                   [Form of]

                 MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
                       AGREEMENT AND FINANCING STATEMENT

                                      FROM


                         ______________________________
                           (Taxpayer I.D. No. _____ )

                                       TO

                           _________________, Trustee

                                      AND

                          _________________ , Trustee

                                      AND

                         ____________________________ ,
                              as Collateral Agent
                           (Taxpayer I.D. No. _____ )


                       Dated as of ________________, 1999



-------------------------------------------------------------------------------

"THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS."

"THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES."

"THE OIL AND GAS INTERESTS INCLUDED IN THE MORTGAGED PROPERTY WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"THOSE PORTIONS OF THE MORTGAGED PROPERTY WHICH ARE MINERALS OR OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND GAS), AND THE ACCOUNTS RELATING THERETO, WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES



                               Exhibit R - Page 1

DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN EXHIBIT A HERETO."

"THIS INSTRUMENT IS A LINE OF CREDIT MORTGAGE."

"SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE."

"THE AMOUNT INVOLVED IS $200 OR MORE."

THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED AND/OR FILED
RETURN TO:

Francis R. Bradley, III, Esq.
Mayer, Brown & Platt
700 Louisiana, Suite 3600
Houston, TX  77002






                               Exhibit R - Page 2

                 MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
                       AGREEMENT AND FINANCING STATEMENT

         THIS MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT, dated as of _________________________, 1999, is from _______________________________, a _________________ (herein called the
"Mortgagor"), to ____________________ and ____________________, of
______________, ______________, as Trustees (herein collectively called the "Trustees"), and _____________, a ___________________, having is principal place of business at ________________, _____________ _____ as collateral agent
(herein, in such capacity, together with any successor(s) thereto in such capacity, called the "Collateral Agent") for the Lenders and the Noteholders.

         1. For all purposes of this instrument, unless the context otherwise requires:

                  A. "Borrower" shall mean the "Borrower" as defined in the Primary Credit Agreement (hereinafter defined) [and the 364-Day Credit Agreement (hereinafter defined)].

                  B. "Credit Agreement Notes" shall mean the "Notes" as defined in the Primary Credit Agreement [and the "Notes" as defined in the 364-Day Credit Agreement].

                  C. "Encumbrance" shall mean any irregularity in title, lien, security interest, pledge, charge, encumbrance, claim, burden or defect.

                  D. "Hydrocarbons" shall mean oil, gas and other liquid or gaseous hydrocarbons.

                  E. "Indenture Notes" shall mean each of the following: (i) Borrower's $150,000,000 8 7/8% Senior Notes due 2005, (ii) Borrower's $150,000,000 8 1/4% Senior Notes due 2007, (iii) Borrower's $350,000,000 6.50%
Senior Notes due 2008, (iv) Borrower's $250,000,000 7.20% Senior Notes due 2028, and (v) and other publicly tradeable notes, bonds or debentures outstanding as of February 1, 1999, which notes, bonds or debentures by their terms require that they be secured equally and ratably with this instrument.

                  F. "Indenture Trustees" means each of the trustees from time to time appointed pursuant to the terms of any indenture or similar agreement governing any of the Indenture Notes.

                  G. "lands described in Exhibit A" shall include any lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference to another instrument or document, and shall also include any lands now or hereafter unitized or pooled with lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference.

                  H. "Lenders" shall mean the "Lenders" as defined in the Primary Credit Agreement [and the "Lenders" as defined in the 364-Day Credit Agreement].

                  I. "Mortgaged Property" shall mean the properties, rights and interests hereinafter described and defined as the Mortgaged Property.




                               Exhibit R - Page 3

                  J. "Noteholders" means any owner or holder of any of the Indenture Notes from time to time.

                  K. "oil and gas leases" shall include oil, gas and mineral leases, subleases and assignments thereof, operating rights, and shall also include subleases and assignments of operating rights.

                  L. "Operating Equipment" shall mean all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on or under any of the lands described in Exhibit A which are useful for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons (together with all accessions, additions and attachments to any thereof), including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, tubular goods, rods, pumping units and engines, christmas trees, platforms, derricks, separators, compressors, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, loading racks and shipping facilities.

                  M. "Permitted Encumbrances" shall mean any or all of the following:

                           (i) Lessors' royalties, overriding royalties, production payments, net profits interests and similar burdens on production from the Mortgaged Property;

                           (ii) Encumbrances that arise under operating agreements to secure payment of amounts which are not delinquent and are of a type and nature customary in the oil and gas industry;

                           (iii) Encumbrances that arise as a result of pooling and unitization agreements, declarations, orders or laws to secure payment of amounts which are not delinquent;

                           (iv) Encumbrances securing payments to mechanics and materialmen and Encumbrances securing payment of taxes, assessments or other governmental charges or levies that, in either case, are not delinquent or, if delinquent, are being contested in good faith in the normal course of business;

                           (v) consents to assignment by governmental authorities (a) that are obtained on or prior to the date hereof or (b) that are customarily obtained after the consummation of the transactions of the nature contemplated by this instrument;

                           (vi) farmouts, after payment interest and conventional rights of reassignment, of a type and nature customary in the oil and gas industry, obligating the Mortgagor to assign or reassign its interest in any portion of the Mortgaged Property to a third party, including



                               Exhibit R - Page 4
         in the event it intends to release or abandon such interest prior to the expiration of the primary term or other termination of such interest;

                           (vii) easements, rights-of-way, servitudes, permits, surface leases, surface use restrictions and other surface uses and impediments on, over or in respect of any of the Mortgaged Property that are not such as to interfere materially with the operation, value or use of any of the Mortgaged Property;

                           (viii) calls on or preferential rights to purchase production, of a type and nature and at a pricing structure customary in the oil and gas industry, held by parties other than the Mortgagor and its Subsidiaries;

                           (ix) covenants, conditions and other terms of the oil and gas leases and contracts, such covenants, conditions and terms of a type and nature customary in the oil and gas business, included in the Mortgaged Property;

                           (x) such Encumbrances as the Trustees have expressly waived in writing;

                           (xi) rights reserved to or vested in any municipality or governmental, tribal, statutory or public authority to control or regulate any of the Mortgaged Property in any manner, and all applicable laws, rules and orders of any municipality or governmental or tribal authority;

                           (xii) such Encumbrances which are validly existing and binding upon the Mortgagor's interest in the particular Mortgaged Properties as of the date of this Mortgage;

                           (xiii) Encumbrances permitted pursuant to Section 5.2(b) of [either of] the Credit Agreement[s];

                           (xiv) judgment liens (A) in existence less than 15 days after the entry thereof or (B) which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance;

                           (xv) contractual obligations terminable upon no more than 90 days' prior notice to the counterparty thereunder providing for the sale of Hydrocarbons produced from the Mortgaged Properties;

                           (xvi) Encumbrances created under this instrument; and

                           (xvii) all other Encumbrances affecting any portion of the Mortgaged Property that individually or in the aggregate are not such as to interfere materially with the operation, value or use of any of the Mortgaged Property.

                  N. "Production Sale Contracts" shall mean contracts now in effect, or hereafter entered into by the Mortgagor, or entered into by the Mortgagor's predecessors in interest, for the sale,



                               Exhibit R - Page 5
purchase, exchange, gathering, transportation, treating or processing of Hydrocarbons produced from the lands described in Exhibit A attached hereto and made a part hereof.

                  O. "Secured Indebtedness" shall have the meaning set forth in
Section 1.2 hereof.

         NOW, THEREFORE, the Mortgagor, for and in consideration of the premises and of the debts and trusts hereinafter mentioned, has granted, bargained, sold, warranted, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, warrant, mortgage, assign, transfer and convey unto the Trustees, in trust, with power of sale, for use and benefit of the Collateral Agent for the equal and ratable benefit of the holders of the Secured Indebtedness, all the Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, fixtures, proceeds of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code (as in effect in the appropriate jurisdiction with respect to each of said properties, rights and interests), the Mortgagor hereby grants to said Trustees, for the use and benefit of the Collateral Agent for the equal and ratable benefit of the holders of the Secured Indebtedness, a security interest therein; namely:

                  (a) the lands described in Exhibit A, and the oil and gas leases, the fee, mineral, overriding royalty, royalty and other interests which are specifically described in Exhibit A,

                  (b) the presently existing and (subject to the terms of Section 2.6 hereof) hereafter arising unitization, unit operating, communitization and pooling agreements and the properties covered and the units created thereby (including, without limitation, all units formed under orders, regulations, rules, approvals, decisions or other official acts of any federal, state or other governmental agency having jurisdiction) which are specifically described in Exhibit A or which relate to any of the properties and interests specifically described in Exhibit A,

                  (c) the Hydrocarbons which are in, under, upon, produced or to be produced from the lands described in Exhibit A,

                  (d) the Production Sale Contracts, and

                  (e) the Operating Equipment,

together with any and all corrections or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, any of the same, or any instrument relating thereto, and all accounts, contracts, contract rights, options, nominee agreements, operating agreements, processing agreements, farmin agreements, farmout agreements, joint venture agreements, exploration agreements, bottomhole agreements, dryhole agreements, support agreements, acreage contribution agreements, insurance policies, title opinions, title abstracts, title materials and information, files, records, writings, data bases, information, systems, logs, well cores, fluid samples, production data and reports, well testing data and reports, maps, seismic and geophysical, geological and chemical data and information, interpretative and analytical reports of any kind or nature, including, without limitation, reserve studies and reserve evaluations, (to the extent



                               Exhibit R - Page 6
the assignment or release of such agreements, opinions, data, information systems, logs, cores, samples, and reports is not restricted by any contract or agreement which is of a type and nature customary in the oil and gas industry) rights-of-way, franchises, easements, servitudes, surface leases, permits, licenses, tenements, hereditaments, appurtenances, general intangibles, rents, issues, profits, products and proceeds, whether now or hereafter existing or arising, used or useful in connection with, covering, relating to, or arising from or in connection with, any of the aforesaid in this granting clause referenced, and all other things of value and incident thereto (including, without limitation, any and all liens, lien rights, security interests and other rights and interests) which the Mortgagor might at any time have or be entitled to, all the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien and security interest of this instrument by means of supplements hereto, being hereinafter called the "Mortgaged Property."

         Subject, however, to (i) the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in the specific descriptions of such properties and interests in Exhibit A (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are referred to in Exhibit A and which are taken into consideration in computing any percentage, decimal or fractional interest as set forth in Exhibit A), any Permitted Encumbrances, (ii) the assignment of production contained in Article III hereof, but only insofar and so long as said assignment of production is not inoperative under the provisions of Section 3.1 hereof, and (iii) the condition that none of the Trustees, the Collateral Agent, the Agents, the Lenders, the Noteholders or any part thereof shall be liable in any respect for the performance of any covenant or obligation of the Mortgagor in respect of the Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property unto the Trustees forever to secure the payment of the Secured Indebtedness and to secure the performance of the obligations of the Mortgagor herein contained.

         The Mortgagor, in consideration of the premises, hereby covenants and agrees with the Trustees and the Collateral Agent as follows:

                                    ARTICLE I
                              Indebtedness Secured

         1.1 Items of Indebtedness Secured. The following items of indebtedness are secured hereby:

                  (a) that certain Second Amended and Restated Credit Facility Agreement - [Primary Facility], dated as of March 19, 1999, by and among Pioneer Natural Resources Company (the "Borrower"), NationsBank, N.A., as Administrative Agent (the "Administrative Agent"), CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, Chase Bank of Texas, National Association, as successor-in-interest to The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (herein, as the same may be amended, supplemented, restated or otherwise modified, the "Primary Credit Agreement"), which includes, without limitation, the Notes (as defined in the Primary Credit Agreement), Obligations (as defined in the Primary Credit




                               Exhibit R - Page 7

         Agreement) and liabilities of the Borrower under and in connection with the Primary Credit Agreement;

                  (b) [that certain Second Amended and Restated Credit Facility Agreement - [364- Day Facility], dated as of March 19, 1999, by and among Borrower, the Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, Chase Bank of Texas, National Association, as successor-in-interest to The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (herein, as the same may be amended, supplemented, restated or otherwise modified, the "364-Day Credit Agreement", and together with the Primary Credit Agreement, the "Credit Agreements"), which includes, without limitation, the Notes (as defined in the 364-Day Credit Agreement), Obligations (as defined in the 364-Day Credit Agreement) and liabilities of the Borrower under and in connection with the 364-Day Credit Agreement;

                  (c)] The Indenture Notes;

                  (d) Any promissory note taken in extension or renewal of or in replacement or substitution for any of the Credit Agreement Notes or the Indenture Notes; and

                  (e) Any sums advanced or expenses or costs incurred by the Trustees or the Collateral Agent which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed.

         1.2 Secured Indebtedness Defined. All the above items of indebtedness are hereinafter collectively referred to as the "Secured Indebtedness."

                                   ARTICLE II
                       Particular Covenants and Warranties
                                of the Mortgagor

         2.1 Payment of the Secured Indebtedness. The Mortgagor will duly and punctually pay the Secured Indebtedness, including each and every obligation owing on account of the Credit Agreement Notes and the Indenture Notes.

         2.2 Warranties. The Mortgagor warrants and represents to the Trustees and the Collateral Agent that (a) the oil and gas leases described in Exhibit A hereto are valid, subsisting leases, superior and paramount to all other oil and gas leases respecting the properties to which they pertain, (b) all producing wells located on the lands described in Exhibit A have been drilled, operated and produced in substantial compliance with all applicable laws, rules and regulations of all authorities having jurisdiction and such wells are in fact bottomed under and are producing from the lands described in Exhibit A or from units in which such lands are unitized or pooled, (c) the Mortgagor has valid and indefeasible title to each property right or interest constituting the Mortgaged Property and has a good and legal right to grant and convey the same to the Trustees, and (d) the Mortgaged Property is free from all encumbrances or liens whatsoever, except for Permitted Encumbrances or as permitted by the provisions of Section 2.5(f) hereof.


                               Exhibit R - Page 8

The Mortgagor will warrant and forever defend the Mortgaged Property unto the Trustees against every person whomsoever lawfully claiming the same or any part thereof, and the Mortgagor will maintain and preserve the lien and security interest hereby created so long as any of the Secured Indebtedness remains unpaid.

         2.3 Further Assurances. The Mortgagor will execute and deliver such other and further instruments and will do such other and further acts as in the opinion of the Trustees or the Collateral Agent may be necessary or desirable to carry out more effectually the purposes of this instrument, including, without limiting the generality of the foregoing, (a) proceeding with reasonable diligence to promptly correct any Encumbrance which may hereafter be discovered in the title to the Mortgaged Property other than Permitted Encumbrances, (b) prompt correction of any defect in the execution and acknowledgment of this instrument, and (c) prompt execution and delivery of all notices to parties producing, purchasing or receiving proceeds of production from the Mortgaged Property, and all division orders or transfer orders, any of which, in the opinion of the Trustees or the Collateral Agent, is needed to transfer effectually or to assist in transferring effectually to the Collateral Agent the assigned proceeds of production from the Mortgaged Property.

         2.4 Taxes. Subject to the Mortgagor's right to contest the same, the Mortgagor will promptly pay all taxes, assessments and governmental charges legally imposed upon this instrument or upon the Mortgaged Property, or upon the interest of the Trustees or the Collateral Agent, or upon the income and profits thereof.

         2.5 Recording, etc. The Mortgagor will promptly, and at the Mortgagor's expense, record, register, deposit and file this and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the lien and security interest hereof as a first lien on and prior perfected security interest in real or personal property, as the case may be, subject to the Permitted Encumbrances, and the rights and remedies of the Trustees and of the Collateral Agent, and otherwise will do and observe all things or matters necessary or expedient to be done or observed by reason of any law or regulation of any State or of the United States of America or of any other competent authority, for the purpose of effectively creating, maintaining and preserving the lien and security interest hereof on and in the Mortgaged Property, subject to the Permitted Encumbrances.

         2.6 Pooling and Unitization of Mortgaged Property. Mortgagor shall have the right, and is hereby authorized, without notice or consent to pool or unitize all or any part of any tract of land described in Exhibit A, insofar as related to the Mortgaged Property, with adjacent lands, leaseholds and other interests, or enter into joint exploration or development agreements, when, in the reasonable judgment of the Mortgagor, it is necessary or advisable to do so in order to form a drilling unit to facilitate the orderly development of that part of the Mortgaged Property affected thereby, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Upon written request of the Trustees or the Collateral Agent, Mortgagor shall make available to the Trustee and the Collateral Agent copies of all such existing pooling agreements, declarations of pooling or other instruments creating such units. The interest in any such unit attributable




                               Exhibit R - Page 9
to the Mortgaged Property (or any part thereof) included therein shall become a part of the Mortgaged Property and shall be subject to the lien hereof in the same manner and with the same effect as though such unit and the interest of the Mortgagor therein were specifically described in Exhibit A.

         2.7 Right of Entry. The Mortgagor will permit the Trustees and the Collateral Agent, or the agents of any of them, to enter upon the Mortgaged Property, and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof.

                                   ARTICLE III
                            Assignment of Production

         3.1 Assignment. As further security for the payment of the Secured Indebtedness, the Mortgagor hereby transfers, assigns, warrants and conveys to the Collateral Agent for the equal and ratable benefit of the holders of Secured Indebtedness, effective as of the date hereof, at 7:00 A.M., local time, all Hydrocarbons which are thereafter produced from and which accrue to the Mortgaged Property, and all proceeds therefrom. All parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Collateral Agent by virtue of the provisions of this Article, are authorized and directed to treat and regard the Collateral Agent as the assignee and transferee of the Mortgagor and entitled in the Mortgagor's place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Collateral Agent and shall be under no obligation to see to the application by the Collateral Agent of any such proceeds or payments received by it. Notwithstanding the other provisions of this Article including the foregoing provisions of this Section 3.1, the Collateral Agent or any receiver appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom only after any event of default as described in the provisions of Section 4.1 hereof shall have occurred and be continuing. Upon any sale of the Mortgaged Property or any part thereof pursuant to Article V, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

         3.2 Application of Proceeds. All payments received by the Collateral Agent pursuant to Section 3.1 hereof shall be placed in a cash collateral account at the principal office of the Collateral Agent and on the first Business Day (as defined in the Credit Agreements) of each calendar month applied as follows:

                  First: To the payment and satisfaction of all costs and expenses incurred in connection with the collection of such proceeds, and to the payment of all items of the Secured Indebtedness not evidenced by any Credit Agreement Note or any Indenture Note.

                  Second: To the payment of those items of the Secured Indebtedness then due and owing, pro rata according to each Secured Indebtedness holder's percentage of such items outstanding at the time of such payment.

                  Third: The balance, if any, shall be released to the Mortgagor.





                               Exhibit R - Page 10

         3.3 No Liability of the Collateral Agent in Collecting. The Collateral Agent is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Collateral Agent or the Trustees) and from all other responsibility in connection therewith, except the responsibility to account to the Mortgagor for funds actually received.

         3.4 Assignment Not a Restriction on the Collateral Agent's Rights. Nothing herein contained shall detract from or limit the absolute obligation of the Mortgagor to make payment of the Secured Indebtedness regardless of whether the proceeds assigned by this Article are sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Secured Indebtedness.

         3.5 Indemnity. The Mortgagor agrees to indemnify the Trustees and the Collateral Agent against all claims, actions, liabilities, judgments, costs, attorneys' fees or other charges of whatsoever kind or nature (all hereinafter in this Section 3.6 called "claims") made against or incurred by them or any of them as a consequence of the assertion, either before or after the payment in full of the Secured Indebtedness, that they or any of them received Hydrocarbons herein assigned or the proceeds thereof claimed by third persons, and the Trustees and the Collateral Agent shall have the right to defend against any such claims, employing attorneys therefor, and unless furnished with reasonable indemnity, they or any of them shall have the right to pay or compromise and adjust all such claims. The Mortgagor will indemnify and pay to the Trustees or the Collateral Agent, as the case may be, any and all such amounts as may be paid in respect thereof or as may be successfully adjudged against the Trustees or the Collateral Agent or any of them. The obligations of the Mortgagor as hereinabove set forth in this Section 3.5 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

                                   ARTICLE IV
                                Events of Default

         4.1 Events of Default Hereunder. Default in the payment of principal of any Secured Indebtedness when due or default (and such default shall continue unremedied for five (5) days or such longer period during which the holders thereof, or any Indenture Trustee for the holders thereof, do not have the power to cause such Secured Indebtedness to become immediately payable in full) in the payment of interest on any Secured Indebtedness when due, so long as such default shall not have been remedied shall be an "event of default" hereunder.

                                    ARTICLE V
                           Enforcement of the Security

         5.1 Power of Sale of Real Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an event of default and if such event shall be continuing, the Trustees shall have the right and power to sell, to the extent permitted by law, at one or more sales, as an entirety or in parcels, as they may elect, the real property constituting a part of the Mortgaged Property, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Trustees may deem appropriate, and to make conveyance to the purchaser or purchasers; and the Mortgagor shall warrant title to such real property, subject to Permitted Encumbrances, to such purchaser or purchasers. Any public sale may be adjourned without the necessity of announcement


                               Exhibit R - Page 11
at the time and place of such sale and without public notice except as may be required by law. The Trustee may sell, transfer and convey any part of the Mortgaged Property on such terms of credit or part cash and part credit, secured by contract or agreement for sale or mortgage, or otherwise as shall appear to the Trustee to be most advantageous and for such price or prices as can reasonably be obtained therefor, and in the event of a sale on credit or for part cash or part credit, whether by way of contract for sale or by conveyance or transfer and mortgage, neither the Trustee, nor Collateral Agent or holders of Secured Indebtedness are to be accountable for or charged with any monies until the same shall actually be received in cash. The right of sale hereunder shall not be exhausted by one or any sale, and the Trustees may make other and successive sales until all of the trust estate be legally sold. If the proceeds of such sale or sales of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Mortgage and the lien and charge hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that the Mortgagor shall never have any right to require the sale of less than the whole of the Mortgaged Property but the Collateral Agent shall have the right, at its election, to request the Trustee to sell less than the whole of the Mortgaged Property. With respect to that portion, if any, of the Mortgaged Property situated in the State of Wyoming, this instrument may be foreclosed by advertisement and sale as provided by applicable Wyoming statutes. With respect to that portion, if any, of the Mortgaged Property situated in the State of Oklahoma, the Collateral Agent shall have the right and power at its option to declare the Secured Indebtedness hereby secured due and payable and to sell, or direct the Trustees to sell, the "real estate," as such term is defined under the provisions of 46 O.S. Supp. 1986, ss.42, constituting a part of the Mortgaged Property, all under the terms of 46 O.S. Supp. 1986, ss.40 et seq., and shall, to the extent permitted by law, have the other rights conferred on the Trustees under the provisions of this instrument.

         5.2 Rights of the Trustees with Respect to Personal Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an event of default and if such event shall be continuing, the Trustees will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Trustees may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Trustees may require the Mortgagor to assemble such personal property and make it available to the Trustees at a place to be designated by the Trustees which is reasonably convenient to all parties. Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Trustees will give the Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such personal property is to be made. This requirement of sending reasonable notice will be met if the notice is mailed by first-class mail, postage prepaid, to the Mortgagor at the address shown below the signatures at the end of this instrument at least five (5) days before the time of the sale or disposition.

         5.3 Rights of the Trustees with Respect to Fixtures Constituting a Part of the Mortgaged Property. Upon the occurrence of an event of default and if such event shall be continuing, the Trustees may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or personal property collateral and then proceed to exercise such rights as apply to such type of collateral.




                               Exhibit R - Page 12

         5.4 Judicial Proceedings. Upon occurrence of an event of default and if such event shall be continuing, the Trustees, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy.

         5.5 Possession of the Mortgaged Property. It shall not be necessary for the Trustees to have physically present or constructively in their possession at any sale held by the Trustees or by any court, receiver or public officer any or all of the Mortgaged Property; and the Mortgagor shall deliver to the purchasers at such sale on the date of sale the Mortgaged Property purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to such purchaser at such sale as completely as if the same had been actually present and delivered.

         5.6 Certain Aspects of a Sale. Each Lender or Noteholder shall have the right to become the purchaser at any sale held by the Trustees or by any court, receiver or public officer, and such Lender shall have the right to credit upon the amount of the bid made therefor the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Secured Indebtedness after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder.

         5.7 Receipt to Purchaser. Upon any sale, whether made under the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Trustees, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustees or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

         5.8 Effect of Sale. Any sale or sales of the Mortgaged Property, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Mortgagor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Mortgagor, and the Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Mortgagor or the Mortgagor's successors or assigns. Nevertheless, the Mortgagor, if requested by the Trustees so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.




                               Exhibit R - Page 13

         5.9 Application of Proceeds. The proceeds of any sale of the Mortgaged Property, or any part thereof, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall be applied as follows:

                  First: To the payment and satisfaction of all reasonable costs and expenses incurred by the Trustees in the performance of their duties including, without limiting the generality of the foregoing, costs and expenses of any entry, or taking of possession, of any sale, or advertisement thereof, and of conveyances, and as well, court costs, compensation of agents and employees and reasonable legal fees.

                  Second: To a payment to the Collateral Agent, equal in amount to the Secured Indebtedness outstanding at the time of the payment.

                  Third: Any surplus thereafter remaining shall be paid to the Mortgagor or the Mortgagor's successors or assigns, as their interests shall appear.

         All payments to the Collateral Agent shall be paid into such account as the Collateral Agent shall specify from time to time by notice to the Trustees, in same day or immediately available funds. The Collateral Agent shall promptly remit in same day funds to each holder of Secured Indebtedness its pro rata share, based on the amount of outstanding Secured Indebtedness owed to it, of such payments received by the Collateral Agent.

         5.10 The Mortgagor's Waiver of Appraisement, Marshalling and Other Rights. The Mortgagor agrees, to the full extent that the Mortgagor may lawfully so agree, that the Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but the Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, so far as the Mortgagor or those claiming through or under the Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws; provided, however, that appraisement of any of the Mortgaged Property located in the State of Oklahoma is hereby expressly waived or not, at the option of the Trustees, such option to be exercised prior to or at the time the judgment is rendered in any foreclosure hereof. The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, waives, to the extent that the Mortgagor may lawfully do so, any and all right to have the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Trustees or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety. The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, further waives, to the full extent that the Mortgagor may lawfully do so, any requirement for posting a receiver's bond or replevin bond or other similar type of bond if the Trustees commence an action for appointment of a receiver or an action for replevin to recover possession of any of the Mortgaged Property. If any law in this paragraph referred to and now in force, of which the Mortgagor or the Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this


                               Exhibit R - Page 14
paragraph. Pursuant to Section 39-5-19, New Mexico Statutes, Annotated, 1978 Comp., as amended, the Mortgagor agrees that as to the Mortgaged Property situated in the State of New Mexico, the redemption period shall be shortened to one (1) month. The Mortgagor hereby waives all rights of appraisement, sale, homestead or redemption allowed under any law or laws of the State of Arkansas, and especially redemption under the Act of the General Assembly of the State of Arkansas approved May 8, 1899, and acts amendatory thereto.

         5.11 Costs and Expenses. All reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Trustees and the Collateral Agent in protecting and enforcing their rights hereunder, shall constitute a demand obligation owing by the Mortgagor to the party incurring such costs and expenses and shall draw interest at an annual rate equal to the "Prime Rate" (the "Prime Rate") as published in the Wall Street Journal from time to time (or if for a day when such rate is note so published, at the rate for the next preceding day when so published) from time to time plus two percent (2%) until paid, all of which shall constitute a portion of the Secured Indebtedness.

         5.12 Sale of the Mortgaged Property in Mississippi. After the occurrence of an event of default, the Trustees, their successors or substitutes, are authorized and empowered, and it shall be their special duty at the request of the Collateral Agent (which request is hereby presumed), to enforce this trust and to sell the Mortgaged Property located in the State of Mississippi, as an entirety or in parcels, as the Trustees acting may designate, to satisfy the Secured Indebtedness then unpaid, after having published notice of the day, time, place and terms of sale in some newspaper published in the county or counties, as the case may be, in which the Mortgaged Property in the State of Mississippi is situated for three (3) consecutive weeks preceding date of sale, and by posting one notice of such sale at the Court House of each county in which the Mortgaged Property is situated for said period of time. In the event the Mortgaged Property is located in more than one county or in two judicial districts of the same county in the State of Mississippi, the Trustees or their substitutes or successors in trust shall have the power, in case they are directed to foreclose under this instrument, to select the county or judicial district in which the sale shall be made and their selection shall be binding on the Mortgagor and the holders of Secured Indebtedness and all persons claiming through or under them, whether by contract or law. The Trustees or their substitutes or any successors in said Trust shall have full power to fix the day, time, place and terms of sale and may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustees, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustees, their substitutes or successors. The Mortgagor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, Recompiled, and Laws amendatory thereto, if any, as far as said section restricts the right of the Trustees to offer at sale more than 160 acres at one time, and the Trustees, their substitutes or successors may, in their discretion, offer the Mortgaged Property as a whole or in such part or parts as they may deem desirable, regardless of the manner in which it may be described. Any sale made by the Trustees hereunder may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law.

         5.13 Sale of the Mortgaged Property in Texas. If any Credit Agreement Note or any Indenture Note is not paid when due, whether by acceleration or otherwise, the Trustees are hereby authorized and empowered to sell any part of the Mortgaged Property located in the State of Texas at public sale to the highest bidder for cash in the area at the county courthouse of the county in Texas in which the Texas portion of the Mortgaged Property or any part thereof is situated, as herein described, designated by such


                               Exhibit R - Page 15
county's commissioner's court for such proceedings, or if no area is so designated, at the door of the county courthouse of said county, at a time between the hours of 10:00 A.M. and 4:00 P.M. which is no later than three (3) hours after the time stated in the notice described immediately below as the earliest time at which such sale would occur on the first Tuesday of any month, after advertising the earliest time at which said sale would occur, the place, and terms of said sale, and the portion of the Mortgaged Property to be sold, by
(a) posting (or by having some person or persons acting for the Trustees post) for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the courthouse door of said county in which the sale is to be made; and if such portion of the Mortgaged Property lies in more than one county, one such notice of sale shall be posted at the court house door of each county in which such part of the Mortgaged Property is situated and such part of the Mortgaged Property may be sold in the area at the county courthouse of any one of such counties designated by such county's commissioner's court for such proceedings, or if no area is designated, at the courthouse door of such county, and the notice so posted shall designate in which county such property shall be sold, and (b) filing in the office of the county clerk of each county in which any part of the Texas portion of the Mortgaged Property which is to be sold at such sale is situated a copy of the notice posted in accordance with the preceding clause (a). In addition to such posting and filing of notice, the Collateral Agent, acting on behalf of the holders of the Secured Indebtedness shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on the Mortgagor and on each other debtor, if any, obligated to pay the Secured Indebtedness according to the records of the Collateral Agent, the Lenders, the Noteholders or other holders of the Secured Indebtedness. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper properly addressed to the Mortgagor and such other debtors at their most recent address or addresses as shown by the records of the Collateral Agent in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such a service was completed shall be prima facie evidence of the fact of service. The Mortgagor agrees that no notice of any sale, other than as set out in this paragraph, need be given by the Trustees, the Collateral Agent or any other person. The Mortgagor hereby designates as its address for the purpose of such notice the address set out on the signature page hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to the Collateral Agent at the address for the Collateral Agent set out herein (or to such other address as the Collateral Agent may have designated by notice given as above provided to the Mortgagor and such other debtors). Any such notice of change of address of the Mortgagor or other debtors or of the Collateral Agent shall be effective three (3) Business Days after such deposit if such post office or official depository is located in the State of Texas, otherwise to be effective upon receipt. The Mortgagor authorizes and empowers the Trustees to sell the Texas portion of the Mortgaged Property in lots or parcels or in its entirety as the Trustees shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto by fee simple title, with evidence of general warranty by the Mortgagor, and the title of such purchaser or purchasers when so made by the Trustees, the Mortgagor binds itself to warrant and forever defend. Where portions of the Mortgaged Property lie in different counties, sales in such counties may be conducted in any order that the Trustees may deem expedient; and one or more such sales may be conducted in the same month, or in successive or different months as the Trustees may deem expedient. Notwithstanding anything to the contrary contained herein, the Trustees may postpone the sale provided for in this Section 5.13 at any time without the necessity of a public announcement. The provisions hereof



                               Exhibit R - Page 16
with respect to the posting and giving of notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas, as in force and effect on January 1, 1992, and in the event the requirements, or any notice, under such Section 51.002 of the Property Code of the State of Texas shall be eliminated or the prescribed manner of giving such notices modified by future amendment to, or adoption of any statute superseding,
Section 51.002 of the Property Code of the State of Texas, the requirement for such particular notices shall be deemed stricken from or modified in this instrument in conformity with such amendment or superseding statute, effective as of the effective date thereof.

         5.14 Operation of the Mortgaged Property by the Trustees. Upon the occurrence of an event of default and so long as such event of default is continuing and in addition to all other rights herein conferred on the Trustees, the Trustees (or any person, firm or corporation designated by the Trustees) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and to exclude the Mortgagor, and the Mortgagor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that the Mortgagor shall be at the time entitled and in its place and stead. The Trustees, or any person, firm or corporation designated by the Trustees, may operate the same without any liability to the Mortgagor in connection with such operations, except to use ordinary care in the operation of such properties, and the Trustees or any person, firm or corporation designated by the Trustees, shall have the right to collect, receive and receipt for all Hydrocarbons produced and sold from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells and to exercise every power, right and privilege of the Mortgagor with respect to the Mortgaged Property. When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) have been paid and the Secured Indebtedness paid, said properties shall, if there has been no sale or foreclosure, be returned to the Mortgagor.

                                   ARTICLE VI
                            Miscellaneous Provisions

         6.1 Successor Trustees. Any Trustee may resign in writing addressed to the Collateral Agent or may be removed at any time with or without cause by an instrument in writing duly executed by the Collateral Agent. In case of the death, resignation or removal of a Trustee, one or more successor Trustees may be appointed by the Collateral Agent by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without formality other than appointment and designation in writing. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation this conveyance shall vest in the named successor Trustee or Trustees all the estate and title of the prior Trustee in all of the Mortgaged Property, and he or they shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the prior Trustee. All references herein to the Trustees shall be deemed to refer to the Trustees from time to time acting hereunder.

         6.2 Actions or Advances by the Collateral Agent or the Trustees. Each and every covenant herein contained shall be performed and kept by the Mortgagor solely at the Mortgagor's expense. If the Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Collateral Agent, the Trustees or any receiver appointed hereunder, may, but shall not be


                               Exhibit R - Page 17
obligated to, take action and/or make advances to perform the same in the Mortgagor's behalf, and the Mortgagor hereby agrees to repay the expense of such action and such advances upon demand plus interest at an annual rate equal to the Prime Rate plus two percent (2%) until paid or, in the event any promissory note evidences such indebtedness, upon the terms and conditions thereof. No such advance or action by the Collateral Agent, the Trustees or any receiver appointed hereunder shall be deemed to relieve the Mortgagor from any default hereunder.

         6.2 Defense of Claims. The Mortgagor will notify the Trustees, in writing, promptly of the commencement of any legal proceedings affecting the lien or security interest hereof or the Mortgaged Property, or any part thereof, and will take such action, employing attorneys agreeable to the Trustees and the Collateral Agent, as may be necessary or appropriate to preserve the Mortgagor's, the Trustees' and the Collateral Agent's rights affected thereby and/or to hold harmless the Trustees or the Collateral Agent in respect of such proceedings; and should the Mortgagor fail or refuse to take any such action, the Trustees or the Collateral Agent may, upon giving prior written notice thereof to the Mortgagor, take such action in behalf and in the name of the Mortgagor and at the Mortgagor's expense. The obligations of the Mortgagor as hereinabove set forth in this Section 6.3 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

         6.3 The Mortgaged Property to Revert. If the Secured Indebtedness shall be fully paid and all the commitments and obligations of the Lenders under the Credit Agreements shall have been terminated in writing and the covenants herein contained and contained in the Credit Agreements shall be well and truly performed, then all of the Mortgaged Property shall revert to the Mortgagor and the entire estate, right, title and interest of the Trustees and the holders of Secured Indebtedness shall thereupon cease; and the Trustees and the Collateral Agent in such case shall, upon the request of the Mortgagor and at the Mortgagor's cost and expense, deliver to the Mortgagor proper instruments acknowledging satisfaction of this instrument. The foregoing notwithstanding, this instrument is a Line of Credit Mortgage and until the termination in writing of the Credit Agreements and the occurrence of the other events described in the past sentence of this Section, this Mortgage, and the priority and perfection of the liens created hereunder should continue in full force and effect even if at any time or from time to time there are no moneys outstanding under the Credit Agreements.

         6.4 Renewals, Amendments and Other Security. Renewals and extensions of the Secured Indebtedness may be given at any time and amendments may be made to agreements relating to any part of such Secured Indebtedness or the Mortgaged Property and the Trustees and the holders of Secured Indebtedness may take or may now hold other security for the Secured Indebtedness, all without notice to or consent of the Mortgagor. The Trustees or the holders of Secured Indebtedness may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a first lien upon and prior perfected security interest in the Mortgaged Property not expressly released until the Secured Indebtedness is fully paid.

         6.5 Instrument an Assignment, etc. This instrument shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof.




                               Exhibit R - Page 18

         6.6 Limitation on Interest. No provision of this instrument shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law or which is otherwise contrary to law. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided for herein, the Mortgagor shall not be obligated to pay such excess.

         6.7 Unenforceable or Inapplicable Provisions. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Trustees and the Collateral Agent in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to a statute or law of a state in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

         6.8 Rights Cumulative. Each and every right, power and remedy herein given to the Trustees or the Collateral Agent shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustees and the Collateral Agent, as the case may be, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Trustees or the Collateral Agent or any of them in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing. [In addition to all the rights and remedies granted hereunder, the Mortgagor agrees to comply with all statutory mortgage covenants and agree that this Mortgage shall be subject to the statutory mortgage condition.](1)

         6.9 Waiver by the Trustees. Any and all covenants in this instrument may from time to time by instrument in writing signed by the Trustees be waived to such extent and in such manner as the Trustees may desire, but no such waiver shall ever affect or impair either the Trustees' or the Collateral Agent's rights or liens or security interests hereunder, except to the extent specifically stated in such written instrument.

         6.10 Action by Individual Trustee. Any Trustee from time to time serving hereunder shall have the absolute right, acting individually, to take any action and to give any consent and to exercise any right, remedy, power, privilege or authority conferred upon the Trustees, and any action taken by either Trustee from time to time serving hereunder shall be binding upon the other Trustee and no person dealing with either Trustee from time to time serving hereunder shall be obligated to confirm the power and authority of such Trustee to act without the concurrence of the other Trustee. In this instrument, the term "Trustee" shall mean the Trustees hereinabove named, or either of them, as the context requires, and any successor Trustee.

         6.11 Miscellaneous Warranties. The Mortgagor additionally warrants and represents to the Trustees and the Collateral Agent that (a) the execution and delivery of this instrument, and the



----------------------

     (1)  To be used in Mortgages to be filed in New Mexico.



                               Exhibit R - Page 19
performance by the Mortgagor of its obligations hereunder, are within the corporate, partnership or other powers of the Mortgagor and have been duly authorized by all necessary corporate, partnership or other action on the part of the Mortgagor, and (b) this instrument has been duly executed and delivered on behalf of the Mortgagor and is the legal, valid and binding obligation of the Mortgagor, enforceable in accordance with its terms except as such enforceability is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and (c) the execution, delivery and performance of this instrument do not and will not contravene or conflict with the organizational documents of the Mortgagor or, to the best knowledge of the Mortgagor, violate or constitute a default under any law, any presently existing requirement or restriction imposed by judicial, arbitral or any governmental instrumentality.

         6.12 Successors and Assigns. This instrument is binding upon the Mortgagor, the Mortgagor's successors and assigns, and shall inure to the benefit of the Trustees, their successors, and the Collateral Agent, its successors and assigns, and the provisions hereof shall likewise be covenants running with the land.

         6.13 Article and Section Headings. The article and section headings in this instrument are inserted for convenience of reference and shall not be considered a part of this instrument or used in its interpretation.

         6.14 Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical, except that, to facilitate recordation or filing, in any particular counterpart portions of Exhibit A hereto which describe properties situated in counties other than the county in which such counterpart is to be recorded or filed may have been omitted.

         6.15 Special Filing as Financing Statement. This Mortgage and Deed of Trust shall likewise be a Security Agreement and a Financing Statement. This Mortgage and Deed of Trust shall be filed for record, among other places, in the real estate records of each county in which any portion of the real property covered by the oil and gas leases described in Exhibit A hereto is situated, and, when filed in such counties shall be effective as a financing statement covering fixtures located on oil and gas properties, which oil and gas properties (and accounts arising therefrom) are to be financed at the wellheads of the wells located on the real property described in Exhibit A hereto. At the option of the Collateral Agent, a carbon, photographic or other reproduction of this instrument or of any financing statement covering the Mortgaged Property or any portion thereof shall be sufficient as a financing statement and may be filed as such.

         6.16 Notices. Except as otherwise specifically provided for herein, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by telecopier, and shall be deemed to be given for purposes of this instrument on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section
6.16. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing



                               Exhibit R - Page 20
provisions of this Section 6.16, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on the signature page(s) hereof.

         6.17 Release Upon Disposition; Termination.

         (a) From time to time during the term of this Agreement, unless an event of default shall have occurred and be continuing, the Trustees and the Collateral Agent shall execute, acknowledge and deliver to the Mortgagor a release from this instrument of Mortgaged Properties in connection with the sale, transfer or other disposition of such Mortgaged Properties by the Mortgagor, other than a sale, transfer or disposition to Borrower or any Subsidiary of Borrower and other than the mortgaging, pledging, securing or granting of a lien, mortgage or security interest in the Mortgaged Properties to any of them. Upon the receipt by the Collateral Agent of an Officer's Certificate certifying that no event of default has occurred and is continuing and that certain Mortgaged Properties described in such Officer's Certificate, or an attachment thereto, are to be sold, transferred or disposed of by the Mortgagor pursuant to a bona fide agreement, other than a sale, transfer or disposition to Borrower or any Subsidiary of Borrower and other than the mortgaging, pledging, securing or granting of a lien, mortgage or security interest in the Mortgaged Properties to any of them, the Collateral Agent shall execute, acknowledge and deliver to the Mortgagor an appropriate instrument evidencing such release of such Mortgaged Property in such form as may be reasonably requested by the Mortgagor. The Trustees shall execute, acknowledge and deliver to the Mortgagor, and the purchaser or other transferee shall be to rely conclusively on, any such instrument of release of Mortgaged Properties which bears the signature of the Collateral Agent without any further inquiry. It is expressly understood that any such release may be delivered to the Mortgagor prior to the actual sale, transfer or disposition to facilitate such transaction, provided that such release shall be canceled and redelivered to the Collateral Agent if such Mortgaged Properties are not so sold, transferred or disposed of within 20 days after the date such release has been fully executed, acknowledged and delivered to the Mortgagor. As used herein, the term "Officer's Certificate" means a certificate signed by the Chairman of the Board, the President, any Executive Vice President, or the Chief Financial Officer of the Mortgagor, and the term "Subsidiary" of Borrower means an entity of which more than 50% of the securities entitled to normal voting power are owned directly, or indirectly through one or more other Subsidiaries, by Borrower.

         (b) The Trustee and the Collateral Agent shall execute, acknowledge and deliver to the Mortgagor a termination of this instrument and full release of all the Mortgaged Properties upon receipt of a notice or other writing signed by the Administrative Agent under the Primary Credit Agreement, stating that this instrument is no longer required to be maintained pursuant to the terms of the Primary Credit Agreement. Such termination of this instrument and full release of all the Mortgaged Properties shall be evidenced by an instrument in such form as may be reasonably requested by the Mortgagor, which will be executed, acknowledged and delivered by the Trustees and the Collateral Agent with reasonable promptness following receipt of such notice or other writing signed by the Administrative Agent.

         [6.18 North Dakota Provisions. THE PARTIES AGREE THAT THIS MORTGAGE CONSTITUTES A COLLATERAL REAL ESTATE MORTGAGE PURSUANT TO NORTH DAKOTA CENTURY CODE CHAPTER 35-03.]




                               Exhibit R - Page 21

         [6.19 New Mexico Mortgage. With respect to the Mortgaged Property located in the State of New Mexico, this Mortgage shall be construed as a Mortgage and will be subject to foreclosure by law upon, among others, the occurrence of any event of default.](1)

-----------------

     (1)  To be used in Mortgages to be filed in New Mexico.



                               Exhibit R - Page 22

         IN WITNESS WHEREOF, the Mortgagor has executed or caused to be executed this Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement on the day, month and year first above written.

                                       MORTGAGOR


                                       ----------------------------------------

                                       By:
                                          -------------------------------------
ATTEST:                                Title:
                                       Printed Name:


--------------------
Secretary
Printed Name:





The name and mailing address of the Mortgagor is:



---------------------
c/o PIONEER NATURAL RESOURCES COMPANY
1400 Williams Square West
5205 North O'Connor Blvd.
Irving, Texas 75039





                       (Signatures Continued on Next Page)




                               Exhibit R - Page 23

                                    SECURED PARTIES


                                    -------------------------------------------
                                                     , Trustee
                                    -----------------


                                    -------------------------------------------
                                                     , Trustee
                                    -----------------
                                                         , as Collateral Agent
                                    --------------------


                                    By:
                                       ----------------------------------------
ATTEST:                             Name:
                                    Printed Name:


-----------------------
Title:
Printed Name:

The names and mailing addresses of the Secured Parties are:

________________________, as Collateral Agent
_____________, Trustee and __________, Trustee
_______________________________________
_______________________________________

This Instrument Was Prepared By:

Francis R. Bradley, III, Esq.
Mayer, Brown & Platt
700 Louisiana, Suite 3600
Houston, Texas  77002

[signature]

[SIGNED IN THE PRESENCE OF:


___________________
___________________]



                               Exhibit R - Page 24

STATE OF TEXAS     )
                   ) Section.
COUNTY OF HARRIS   )


         BE IT REMEMBERED that I, _______, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this day of ____, ______, there appeared before me severally each of the following persons _____________, the ________, and _________, the Secretary, of _______________________, a _____________, whose address is 1400
Williams Square West, 5205 North O'Connor Blvd., Irving, Texas 75039.


          [LANGUAGE TO BE INCLUDED ONLY FOR THE APPLICABLE STATES WHERE
                        MORTGAGED PROPERTIES ARE LOCATED]

ALABAMA
  and
MISSISSIPPI                Before me on this day personally appeared the
                           aforementioned persons, whose names are signed to the foregoing conveyance in the capacities set forth opposite the names of such persons above, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers with full authority, executed the same voluntarily for and as the act of said corporation.

ARKANSAS Before me on this day appeared in person the aforementioned persons, to me personally well known, who stated that they held the offices in the corporation set forth opposite their names above and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and on behalf of said corporation, and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

COLORADO The foregoing instrument was acknowledged before me this day by each such person on behalf of said corporation.

IDAHO On this day before me personally appeared the aforementioned persons known or identified to me to be the officers of the corporation that executed the above instrument on behalf of said corporation and acknowledged to me that such corporation executed the same.

ILLINOIS The foregoing instrument was acknowledged before me this day by said persons as the designated officers of the corporation set opposite their names on behalf of said corporation.

INDIANA Before me this day personally appeared the aforementioned persons who acknowledged the execution of the foregoing instrument.




                               Exhibit R - Page 25

KANSAS This instrument was acknowledged to me on this day by each such person as the designated officer of the corporation set opposite his name, on behalf of said corporation.

KENTUCKY
  and
MICHIGAN The foregoing instrument was acknowledged before me this day by said persons as the designated officers of the corporation set opposite their names on behalf of said corporation.

MONTANA Before me personally appeared each such person, each of whom is known to me to be the officer of the corporation described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

NEBRASKA The foregoing instrument was acknowledged before me this day by each such person as the designated officers of the corporation set opposite their names on behalf of said corporation.

NEW MEXICO                 The foregoing instrument was acknowledged before me
                           this day by each such person as the designated officer as stated opposite their names of Pogo
                           Producing Company, a Delaware corporation, on behalf of said corporation [in its capacity as general partner of Pogo Gulf Coast, Ltd., a Texas limited partnership, on behalf of said partnership].

NORTH
DAKOTA Before me personally appeared each such person, each of whom is known to me to be the officer of the corporation described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

OHIO Before me personally appeared such persons known to me to be the persons who, as the officers of the corporation set opposite their names which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as such officers, respectively; that the same is their free act and deed as such officers, respectively, and the free and corporate act and deed of the corporation set opposite their names; that they were duly authorized thereupon by the board of directors of said corporation; and that (as the case may be) the seal affixed to said instrument is the corporate seal of said corporation.

OKLAHOMA Before me on this day personally appeared the aforementioned persons, to me known to be the identical persons who subscribed the names of the respective makers thereof to the foregoing instrument in the capacities set forth opposite the names of such persons above, and each such person acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of the corporation set opposite his name for the uses and purposes therein set forth.




                               Exhibit R - Page 26

SOUTH DAKOTA               Before me personally appeared each such person, who
                           acknowledged himself to be the designated officer of the corporation set opposite his name, as the case may be, and that as such designated officer being authorized so to do, he executed the foregoing instrument for the purposes therein contained, by signing the name of said corporation by himself as such designated officer.

TEXAS This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation set opposite his name on behalf of said corporation set opposite his name.

UTAH On this day personally appeared before me such persons, who, being by me duly sworn, did say, that they are the designated officers of said corporation, and that said instrument was signed in behalf of said corporation by resolution of its Board of Directors, and said persons acknowledged to me that the said corporation, executed the same.

WYOMING The foregoing instrument was acknowledged before me by the above individuals on this day.

         GIVEN under my hand and seal this ___ day of ____________.



                                              -----------------------
                                              Notary Public in and for
                                              Harris County, TEXAS


                                              -----------------------
                                              Print or Type Name


My commission expires:




                               Exhibit R - Page 27

STATE OF ___    )
                ) Section.
COUNTY OF ___   )

         BE IT REMEMBERED that I, ________, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this ____ day of ______, _____, there appeared before me severally each of the following persons, each being either a Trustee or else the designated officer of the corporation or association set opposite his name, and each such Trustee, corporation or association being a party to the foregoing instrument:

                  ___________, _____________and ______, _____of ____________, a
         ______________, whose address is _____________________;

                  ____________ and ________ whose addresses are ____________, as
         Trustees.

          [LANGUAGE TO BE INCLUDED ONLY FOR THE APPLICABLE STATES WHERE
                        MORTGAGED PROPERTIES ARE LOCATED]

ALABAMA
  and
MISSISSIPPI                Before me on this day personally appeared the
                           aforementioned persons, whose names are signed to the foregoing conveyance in the capacities set forth opposite the names of such persons above, and who are known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, they, as such officers or Trustees with full authority, executed the same voluntarily for and as the act of said corporation, said association or said
                           Trustees, as the case may be.

ARKANSAS Before me on this day appeared in person the aforementioned persons, to me personally well known, who stated that they held the offices in the corporation or association set forth opposite their names above (or, in the case of the Trustees, were validly appointed Trustees) and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and on behalf of said corporation or association (or as Trustees, as the case may be), and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

COLORADO The foregoing instrument was acknowledged before me this day by each such person on behalf of said corporation or association, or himself, as Trustee, as the case may be.

IDAHO On this day before me personally appeared the aforementioned persons known or identified to me to be the officers (or Trustees, as the case may be) of the


                               Exhibit R - Page 28
                           corporation or the association that executed the above instrument on behalf of said corporation or association (or themselves, as Trustees) and acknowledged to me that such corporation, association or Trustees executed the same.

ILLINOIS The foregoing instrument was acknowledged before me this day by said persons as the designated officers of the corporation or association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association (or themselves, as Trustees).

INDIANA Before me this day personally appeared the aforementioned persons who acknowledged the execution of the foregoing instrument.

KANSAS This instrument was acknowledged to me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association (or of himself, as a Trustee, as the case may be).

KENTUCKY
  and
MICHIGAN The foregoing instrument was acknowledged before me this day by said persons as the designated officers of the corporation or association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association (or themselves, as Trustees).

MONTANA Before me personally appeared each such person, each of whom is known to me to be the officer of the corporation or association described in and that executed the within instrument (or a Trustee, as the case may be), and acknowledged to me that such corporation or association (or Trustee, as the case may be) executed the same.

NEBRASKA The foregoing instrument was acknowledged before me this day by each such person as the designated officers of the corporation or association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association, or himself as a Trustee, as the case may be.

NEW MEXICO                 The foregoing instrument was acknowledged before me
                           this day by each such person as the designated officer as stated opposite their names, of ______, a _____ on behalf of said ______ [(or individually as trustees, residing at ________ as the case may be, on behalf of himself, as a Trustee)] [(or as the designated officer of the Trustee set opposite their respective names, of ______, a ________, and _________, a ________, respectively on behalf of said corporation or association, as trustee)].(1)




--------------
     (1)  Modify as necessary for individual or corporate trustees.



                               Exhibit R - Page 29

NORTH DAKOTA               Before me personally appeared each such person, each
                           of whom is known to me to be the officer of the corporation or association described in and that executed the within instrument (or a Trustee, as the case may be), and acknowledged to me that such corporation or association (or Trustee, as the case may be) executed the same.

OHIO Before me personally appeared such persons known to me to be the persons who, as the officers of the corporation or association set opposite their names which executed the foregoing instrument (or as Trustees, as the case may be), signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation or association as such officers, respectively (or as Trustees, as the case may be); that the same is their free act and deed as such officers, respectively (or as Trustees as the case may be), and (as the case may be) the free and corporate act and deed of the corporation or association set opposite their names; that (as the case may be) they were duly authorized thereunto by the board of directors of said corporation or association; and that (as the case may be) the seal affixed to said instrument is the corporate seal of said corporation or association.

OKLAHOMA Before me on this day personally appeared the aforementioned persons, to me known to be the identical persons who subscribed the names of the respective makers thereof to the foregoing instrument in the capacities set forth opposite the names of such persons above, and each such person acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of the corporation or association set opposite his name (or of himself as Trustee, as the case may be) for the uses and purposes therein set forth.

SOUTH DAKOTA               Before me personally appeared each such person, who
                           acknowledged himself to be the designated officer of the corporation or association set opposite his name, or a Trustee, as the case may be, and that (as the case may be, as such designated officer being authorized so to do) he executed the foregoing instrument for the purposes therein contained, by (as the case may be) signing the name of said corporation or association by himself as such designated officer.

TEXAS This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

UTAH On this day personally appeared before me such persons, who, being by me duly sworn, did say, that (as the case may be) they are the designated officers of said corporation or association or are Trustees and that said instrument was signed (as the case may be) in behalf of said corporation or association by resolution of its Board of Directors (or on behalf of themselves as Trustees, as the case may be), and said persons acknowledged to me that said corporation, association or Trustees executed the same.




                               Exhibit R - Page 30

WYOMING The foregoing instrument was acknowledged before me by the above individuals on this day.

              GIVEN under my hand and seal this ____ day of _____________.



                                         ----------------------
                                         Notary Public in and for
                                                  County,
                                         ---------       ------


                                         ----------------------
                                         Print or Type Name

My commission expires:






                               Exhibit R - Page 31

               EXHIBIT A To Mortgage, Deed of Trust, Assignment,
               Security Agreement and Financing Statement, dated
                   _________,______, from __________________
                        to _______________ and _________
                            and ___________________,
                              as Collateral Agent

                               List of Properties

                       [to be prepared by the Mortgagor]


         1. Depth limitations, unit designations, unit tract descriptions and descriptions of undivided leasehold interests, well names, "Operating Interests", "Working Interests" and "Net Revenue Interests" contained in this Exhibit A and the listing of any percentage, decimal or fractional interest in this Exhibit A shall not be deemed to limit or otherwise diminish the interests being subjected to the lien, security interest and encumbrance of this instrument.

         2. Some of the land descriptions in this Exhibit A may refer only to a portion of the land covered by a particular lease. This instrument is not limited to the land described in Exhibit A but is intended to cover the entire interest of the Mortgagor in any lease described in Exhibit A even if such interest relates to land not described in Exhibit A. Reference is made to the land descriptions contained in the documents of title recorded as described in this Exhibit A. To the extent that the land descriptions in this Exhibit A are incomplete, incorrect or not legally sufficient, the land descriptions contained in the documents so recorded are incorporated herein by this reference.

         3. References in Exhibit A to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit A are to the official real property records of the county or counties (or parish or parishes) in which the mortgaged property is located and in which records such documents are or in the past have been customarily recorded, whether Deed Records, Oil and Gas Records, Oil and Gas Lease Records or other records.

         4. A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting.





                               Exhibit R - Page 32

                                   Schedule 1

              Schedule of Lenders' Commitments and Percentage Share

             Lenders                                  Commitment             Percentage Share
           -----------                            --------------------     --------------------

NationsBank, N.A                                  $      13,558,994.18             15.866908084%

CIBC Inc.                                         $       8,104,448.75              9.483929389%

Morgan Guaranty Trust Company of New              $       8,104,448.75              9.483929389%
York

Chase Bank of Texas, National                     $       8,104,448.75              9.483929389%
Association

The Bank of New York                              $       5,454,545.45              6.382978718%

The Bank of Nova Scotia                           $       5,454,545.45              6.382978718%

Royal Bank of Canada                              $       5,454,545.45              6.382978718%

Union Bank of California, N.A                     $       5,454,545.45              6.382978718%

Wells Fargo Bank, N.A                             $       5,454,545.45              6.382978718%

Bank One, Texas, N.A                              $       2,127,659.57              2.489814391%

Den Norske Bank ASA                               $       3,636,363.64              4.255319153%

Paribas                                           $       3,636,363.64              4.255319153%

First Union National Bank                         $       3,636,363.64              4.255319153%

Bankers Trust Company                             $       1,818,181.82              2.127659577%

Credit Agricole Indosuez                          $       1,818,181.82              2.127659577%

Natexis Banque                                    $       1,818,181.82              2.127659577%

Toronto Dominion (Texas), Inc.                    $       1,818,181.82              2.127659577%


                                                  ====================     ====================
Totals:                                           $      85,454,545.45             100.00000000%




                               Schedule 1 - Page 1

                                   Schedule 3

                       Schedule of Restricted Subsidiaries

         This Schedule 3 is attached to and made a part of (i) that certain Primary Credit Facility pursuant to that certain Second Amended and Restated Credit Facility Agreement dated as of March 19, 1999 by and among Borrower, NationsBank, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, Chase Bank of Texas, National Association, as successor-in-interest to The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto, and (ii) that certain 364 Day Credit Facility pursuant to that certain Second Amended and Restated Credit Facility Agreement dated as of March 19, 1999 by and among Borrower, NationsBank, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, Chase Bank of Texas, National Association, as successor-in-interest to The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto.

Pioneer Natural Resources USA, Inc., a Delaware corporation
Pioneer International Resources Company, a Delaware corporation
Pioneer Resources Producing L.P., a Delaware limited partnership
Parker & Parsley (Canada) Petroleum Company, a Nova Scotia, Canada limited liability company
Pioneer Resources, Inc., , a Delaware corporation
P&PCanada LP Co., a Delaware corporation
Pioneer Natural Resources Canada, Inc., an Alberta, Canada limited liability company
Pioneer Natural Resources (Argentina) S.A., an Argentina limited liability company
Pioneer Natural Resources (Tierra del Fuego) S.A., an Argentina limited liability company
Westpan NGL Co., a Delaware corporation
Pioneer Natural Resources (Cayman) Ltd., a Cayman exempted company
Parker & Parsley Petroleum Australia Holdings Pty Limited (A.C.N. 064 589 242),
  a New South Wales, Australia corporation
Parker & Parsley Petroleum Australia Pty Limited (A.C.N. 064 589 180), a New
  South Wales, Australia corporation
Bridge Oil (U.S.A.) Inc., a Delaware corporation




                               Schedule 3 - Page 1

                                   Schedule 4

                              Schedule of Insurance







                               Schedule 4 - Page 2

                                   Schedule 5

                        Schedule of Security Instruments

Guaranties   -  Pioneer Natural Resources USA, Inc., a Delaware corporation
                Pioneer International Resources Company, a Delaware corporation
                Pioneer Resources Producing L.P., a Delaware limited partnership
                Pioneer Resources, Inc., a Delaware corporation
                P&PCanada LP Co., a Delaware corporation
                Pioneer Natural Resources Canada Inc., an Alberta, Canada
                  corporation
                Westpan NGL Co., a Delaware corporation
                Pioneer Natural Resources (Argentina) S.A., an Argentina
                  limited liability company
                Pioneer Natural Resources (Tierra del Fuego) S.A., an Argentina
                  limited liability company

Pledge Agreements or Deeds of Mortgage, Blank Stock Powers and Financing
Statements:

         Pledge A4greement by Pioneer Resources, Inc., a Delaware corporation, covering shares of Parker & Parsley (Canada) Petroleum Company, a Nova Scotia, Canada limited liability company

         Pledge Agreement by P&PCanada LP Co., a Delaware corporation, covering shares of Parker & Parsley (Canada) Petroleum Company, a Nova Scotia, Canada limited liability company

         Deed of Mortgage by Pioneer Natural Resources Company USA, Inc., a Delaware corporation, covering shares of Parker & Parsley Petroleum Australia Holdings Pty. Limited (A.C.N. 064 589 242), a New South Wales, Australia corporation

         Pledge Agreement by Pioneer International Resources Company, a Delaware corporation, covering shares of Pioneer Natural Resources Canada Inc., an Alberta, Canada limited liability company

         Pledge Agreement by Pioneer Natural Resources USA, Inc., a Delaware corporation, covering shares of Pioneer Natural Resources (Cayman) Ltd., a Cayman exempted company





                               Schedule 5 - Page 1